UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

Fortress Investment Group LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 798-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 19, 2016, the shareholders of Fortress Investment Group LLC (the “Company”) approved the adoption of the Fortress Investment Group LLC 2016 Omnibus Equity Incentive Plan (the “2016 Plan”), which was previously adopted by the Company’s Board of Directors.

A summary of the 2016 Plan was included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2016 (the “Definitive Proxy Statement”) under the section entitled “Proposal Number Three: Approval of the Fortress Investment Group LLC 2016 Omnibus Equity Incentive Plan,” beginning on page 54. The summary of the 2016 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2016 Plan, which is attached as Annex A to the Definitive Proxy Statement and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on May 19, 2016, the Company’s shareholders voted on the matters described below.

1. The Company’s shareholders elected three Class III directors of the Company, who comprise all the directors of such class. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*
Peter L. Briger, Jr.	270,205,146	3,309,474	66,978,423
Wesley R. Edens	251,270,314	22,244,306	66,978,423
Douglas L. Jacobs	270,497,382	3,017,238	66,978,423

2. The Company’s shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
340,022,996	321,632	148,415

3. The Company’s shareholders approved the adoption of the 2016 Plan. The numbers of shares that voted for, against, abstained from voting for or against, and represented broker non-votes with respect to the approval of the adoption of the 2016 Plan are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*
197,322,584	58,832,070	17,359,966	66,978,423

*	Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters such as an election of a director or approval of an incentive plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC
(Registrant)

/s/ David N. Brooks
David N. Brooks
General Counsel

Date: May 19, 2016

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